Exhibit I



         INDEPENDENT AUDITORS' CONSENT
         -----------------------------


         INDIANAPOLIS POWER & LIGHT COMPANY
         EMPLOYEES' THRIFT PLAN:


         We consent to the incorporation by reference in Registration Statement No. 2-88352 on Form S-8 of our report dated April 15, 1994 appearing in this Annual Report on Form 11-K of Indianapolis Power & Light Company Employees' Thrift Plan for the year ended October 31, 1993.










         Deloitte & Touche

         Indianapolis, Indiana
         April 27, 1994